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                                                                    Exhibit 10.1

                                 LSB CORPORATION
                      2006 STOCK OPTION AND INCENTIVE PLAN

                           RESTRICTED STOCK AGREEMENT



     A. THIS RESTRICTED STOCK AGREEMENT, dated __________________, is for a total of ____________________ shares (the "Shares") of common stock, par value $.10 per share (the "Common Stock"), of LSB Corporation (the "Company") granted to ____________________ (the "Grantee"), effective as of ______________________
(the "Grant Date") and subject in all respects to the terms and conditions of the LSB Corporation 2006 Stock Option and Incentive Plan (the "Plan"), which is incorporated herein by reference. All capitalized terms in this Agreement that are not defined herein have the meanings given to them in the Plan.

     B. Upon the Grantee's execution and delivery to the Company of this Agreement, the Shares shall be fully vested and not forfeitable, except as provided in Paragraph L of this Restricted Stock Agreement.

     C. The Shares awarded hereunder shall be subject to a one-year restriction on transfer provided in this Restricted Stock Agreement and shall hereinafter be referred to as the "Restricted Stock." Except for Permitted Transfers (as defined below), no Transfer (as defined below) of any Share of the Restricted Stock, or any interest in the Restricted Stock, may be made by the Grantee or any other holder of the Restricted Stock to any Person (as defined below), whether voluntarily or by operation of law, before ___________________ (the "Anniversary Date").

     D. As a condition precedent to any Permitted Transfer of the Restricted Stock, or any interest in the Restricted Stock, by the Grantee or any other holder of the Restricted Stock, the transferee shall be required to execute a counterpart of this Agreement and agree to be bound by the terms hereof as if the transferee were the Grantee. Each transferee shall hold the Restricted Stock, or any interest in the Restricted Stock, subject to all of the provisions of this Agreement, including Paragraph L, and shall make no further Transfer except as permitted under this Agreement.

     E. The Restricted Stock shall be evidenced by one or more certificates, each of which shall be inscribed conspicuously with the following restrictive legend:

          REFERENCE IS MADE TO THAT CERTAIN RESTRICTED STOCK AGREEMENT DATED DECEMBER 21, 2006 (THE "AGREEMENT") TO WHICH LSB CORPORATION (THE "COMPANY") IS A PARTY. THE TRANSFER OF THE STOCK REPRESENTED BY THIS INSTRUMENT (AS DEFINED IN THE AGREEMENT) IS RESTRICTED AS STATED IN THE AGREEMENT. A COPY OF THE

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          AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL EXECUTIVE
          OFFICES OF THE COMPANY.

     F. The Grantee and any other holder of the Restricted Stock shall have the right to vote and to receive any dividend declared on the Restricted Stock, provided in each case that the applicable record date is prior the Repurchase Date (as defined below), if applicable.

     G. Upon the execution of this Restricted Stock Agreement, the Grantee shall receive a certificate or certificates representing the Restricted Stock. Upon receipt of the certificate representing the Restricted Stock, the Grantee shall execute and return to the Company a stock power or powers endorsed in blank covering all the Restricted Stock. The certificate or certificates representing the Restricted Stock, together with such stock power(s), shall be held by the Company's Chief Financial Officer, as escrow agent (the "Escrow Agent"), until the earlier of the Anniversary Date or the Repurchase Date.

     H. In the event a Change in Control occurs before the Anniversary Date, the transfer restrictions on the Restricted Stock provided under this Agreement shall terminate and each holder of the Restricted Stock shall be entitled to receive promptly from the Escrow Agent, as provided in Paragraph I hereof, the certificate(s) representing the Restricted Stock.

     I. As soon as practical after the earlier of the Anniversary Date or the occurrence of a Change in Control, the Escrow Agent shall deliver to the each holder of the Restricted Stock (or if the Anniversary Date occurs after such holder's death, to such holder's beneficiary) the certificate(s) representing the Restricted Stock then registered in such holder's name. Upon delivery of such certificate(s) to the holder or beneficiary, such holder shall execute and return to the Company an Acknowledgment of Receipt of Shares, in the form attached hereto.

     J. The Grantee acknowledges and agrees that the Company or a Subsidiary may be obligated to withhold federal, state and local income taxes and social security and other payroll taxes, as applicable, to the extent that the Grantee realizes ordinary employment income in connection with the grant of the Restricted Stock. The Grantee agrees that the Company or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Grantee and also agrees that upon demand the Grantee will promptly pay to the Company or a Subsidiary having such obligation any additional amount as may be necessary to satisfy such withholding tax obligation.

     K. A copy of the Plan governing this Restricted Stock Award is attached hereto. The Grantee is invited to review all the provisions of the Plan governing this Restricted Stock Award.

     L. In accordance with Section 9 of the Plan, if, on or before the Anniversary Date, the Grantee's employment or other service relationship with the Company or its Subsidiaries is terminated by the Company or any Subsidiary for cause or if the Company's Board of Directors otherwise determines that the Grantee has materially violated any other obligation or covenant to the Company or any Subsidiary that the Grantee was required to fulfill or satisfy, then the Company shall have the right to repurchase from the Grantee at a price of $.10 per Share all of the Shares of Restricted Stock, whether held by the Grantee or transferred by the Grantee to one or more transferees as permitted by the Agreement. As used in this Agreement, the term

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"Repurchase Date" means that date, after the Grantee's employment or other service relationship with the Company or its Subsidiaries is terminated by the Company or any Subsidiary, on which the Company repurchases the Restricted Stock.

     M. As used in this Agreement, the following terms have the meanings ascribed to them in this Paragraph:

          "Family Member" of an individual means the spouse, lineal descendants (whether adopted or natural), parents, grandparents, siblings, aunts, uncles, nieces, nephews, cousins and the spouses of any of them and any family limited partnership or trust or other fiduciary relationship established solely for the benefit of such individual and/or such individual's spouse, lineal descendants, parents, grandparents, siblings, aunts, uncles, nieces, nephews, cousins and the spouses of any of them.

          "Permitted Transfer" means a Transfer of the Restricted Stock by a holder thereof (a) upon the death of such holder, by intestate succession, will or a similar document executed by such holder, or while such holder is living, to a Family Member of such holder or (b) to a trust established for the benefit of such holder and/or one or more Family Members of such holder.

          "Person" means a natural person, corporation, trust, partnership, joint venture, association, limited liability company or other business or other legal entity of any kind.

          "Transfer" means, as a noun, any direct or indirect, voluntary or involuntary, exchange, sale, bequeath, pledge, mortgage, hypothecation, encumbrance, distribution, transfer, gift, assignment or other disposition or attempted disposition of, and, as a verb, directly or indirectly, voluntarily or involuntarily, to exchange, sell, bequeath, pledge, mortgage, hypothecate, encumber, distribute, transfer, give, assign or in any other manner whatsoever dispose or attempt to dispose of.



Dated:



ATTEST:                                     LSB CORPORATION



By:                                         By:
   ----------------------------------          ---------------------------------



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     The Grantee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that the Grantee is familiar with the terms and provisions thereof. The Grantee hereby accepts this Restricted Stock Award subject to all the terms and provisions contained therein and in the Plan. The Grantee hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Board of Directors of the Company upon any questions arising under the Plan and/or the Restricted Stock Award.

Dated:
       --------------------

                                              By:
                                                 -------------------------------
                                                 Grantee



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                       ACKNOWLEDGMENT OF RECEIPT OF SHARES

     I hereby acknowledge the delivery to me by LSB Corporation (the "Company") on ___________, of a stock certificate representing ____________________ shares (the "Shares") of common stock, par value $.10 per share, of LSB Corporation (the "Company") granted to me pursuant to the terms and conditions of the LSB Corporation 2006 Stock Option and Incentive Plan, which Shares were transferred to me on the Company's stock record books effective ____________________.



Dated:
       --------------------





                                           -------------------------------------
                                           Grantee's name




                                           -------------------------------------
                                           Grantee's signature




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